INTEREST EXPENSES, NET	12 Months Ended
Dec. 31, 2022
INTEREST EXPENSES, NET
INTEREST EXPENSES, NET

4.    INTEREST EXPENSES, NET

Components of interest expenses, net are detailed as follows (RMB in thousands):

	For the years ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Interest expenses	705,159	878,908	1,150,128
Less: Interest capitalization	(29,307)	(40,588)	(70,719)
Less: Interest income	(216,618)	(214,291)	(588,706)
Total	459,234	624,029	490,703